SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 24, 2003

                        Commission File Number: 000-49954

                             Maximum Dynamics, Inc.
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             (Exact name of registrant as specified in its charter)

Colorado                                                              84-1556886
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


2 North Cascade Avenue, Suite 1100, Colorado Springs, Colorado             80903
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(Address of principal executive offices)                              (Zip Code)


                                 (719) 381-1728
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              (Registrant's Telephone Number, Including Area Code)


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                   (Former name, if changed since last report)

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      (Former Address and Telephone Number of Principal Executive Offices)




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ITEM 1.  ACQUISITION OF ASSETS.

On September 24, 2003, Maximum Dynamics, Inc., a Colorado corporation (the "Registrant"), has signed an agreement to acquire a majority ownership of Unilogic Solutions (Pty), Ltd. ("Unilogic"). After the transaction is complete, Unilogic, which is a South African Proprietary Limited Company, will be a majority controlled subsidiary of the Registrant. Under the Agreement, the Registrant will acquire 51% of the stock currently outstanding in Unilogic for a combination of cash and stock. The Registrant anticipates filing consolidated financial statements reflecting this transaction with its quarterly report on Form 10-QSB for the period ending September 30, 2003 no later than November 14, 2003.

ITEM 5. OTHER EVENTS.

Reference is made to the Registrant's press release dated September 24, 2003.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The financial information required by this Item will be filed by amendment no later than 60 days following the closing date of the Agreement.

Index to Exhibits

10.1     Acquisition Agreement with Unilogic

99.1     Press Release dated September 24, 2003




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                           Maximum Dynamics, Inc.


September 24, 2003                 By:     /s/ Eric Majors
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                                           Eric Majors, President